                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

              Lincoln Life Flexible Premium Variable Life Account R
                     Separate Account Prospectus for LSVULII

                            June 12, 2000 Supplement
                                       to
                             May 1, 2000 Prospectus



PLEASE READ THE FOLLOWING INFORMATION CAREFULLY, AND MAINTAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS.

The following language should be inserted in the Highlights Section of this Prospectus, specifically in the "Surrender In Full" subsection under "Charges and Fees" on page 5:

      "In the event of a full surrender of the Policy, the maximum surrender charge per $1,000 of Specified Amount will not exceed $37.40."